Exhibit 99.2

Supplemental Information

For the three months ended March 31, 2009 and 2008

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2009 and 2008

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Components of Other Operating Expenses	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts in FFO	Page 6
EBITDA, Operating Ratios and Earnings Per Share	Page 7

Balance Sheet Data:
Consolidated Balance Sheets	Page 8
Market Capitalization and Debt Coverage Ratios	Page 9
Consolidated Debt Schedule	Page 10
Consolidated Debt Maturities Schedule	Page 11
Joint Venture Debt and Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Core Same Mall Portfolio Statistics by Asset Category Wholly Owned Held for Investment	Page 15
Core Same Mall Portfolio Statistics Mall Assets Including Joint Ventures	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended March 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 2)	$46,151	$871	$47,022	$48,018	$2,362	$50,380
Percentage rents	1,439	10	1,449	1,231	60	1,291
Tenant reimbursements	23,885	544	24,429	23,294	1,028	24,322
Out parcel sales	315	-	315	1,060	-	1,060
Other (see components on page 2)	6,533	16	6,549	4,516	103	4,619
Total Revenues	78,323	1,441	79,764	78,119	3,553	81,672

Expenses:
Property operating expenses	(16,767)	(619)	(17,386)	(16,652)	(1,579)	(18,231)
Real estate taxes	(9,363)	(186)	(9,549)	(9,005)	18	(8,987)
	(26,130)	(805)	(26,935)	(25,657)	(1,561)	(27,218)
Provision for doubtful accounts	(1,290)	(234)	(1,524)	(1,103)	(1,217)	(2,320)
Other operating expenses (see components on page 3)	(2,129)	(136)	(2,265)	(2,071)	(172)	(2,243)
Cost related to sales of out parcels	(173)	-	(173)	(319)	-	(319)
Real estate depreciation and amortization	(22,526)	-	(22,526)	(19,088)	-	(19,088)
Non-real estate depreciation and amortization	(532)	-	(532)	(466)	-	(466)
General and administrative	(4,927)	(5)	(4,932)	(4,154)	(9)	(4,163)
Total Expenses	(57,707)	(1,180)	(58,887)	(52,858)	(2,959)	(55,817)

Operating Income	20,616	261	20,877	25,261	594	25,855

Interest income	457	5	462	192	18	210
Interest expense	(18,698)	(923)	(19,621)	(20,401)	(1,300)	(21,701)
Loan fee amortization	(642)	(13)	(655)	(452)	(17)	(469)
Equity in (loss) income of unconsolidated real estate entities, net	(357)	-	(357)	203	-	203
Income from continuing operations	1,376	(670)	706	4,803	(705)	4,098
Discontinued Operations:
Impairment loss, net	(183)	-	(183)	-	-	-
Loss from operations	(670)	670	-	(705)	705	-
Net income	523	-	523	4,098	-	4,098
Noncontrolling interest in operating partnership	281	-	281	-	-	-

Net income attributable to Glimcher Realty Trust	804	-	804	4,098	-	4,098
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net loss to common shareholders	$(3,555)	$-	$(3,555)	$(261)	$-	$(261)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended March 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$46,453	$864	$47,317	$48,329	$2,274	$50,603
Termination income	302	-	302	12	-	12
Straight-line rents	(604)	7	(597)	(323)	88	(235)
Total Minimum Rents	$46,151	$871	$47,022	$48,018	$2,362	$50,380

Components of Other Revenue:
Fee income	$1,114	$-	$1,114	$973	$-	$973
Specialty leasing and sponsorship income	2,432	17	2,449	2,300	90	2,390
Other (1)	2,987	(1)	2,986	1,243	13	1,256
Total Other Revenue	$6,533	$16	$6,549	$4,516	$103	$4,619

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Includes a $1,482 gain on the sale of an operating asset for the 3 months ended March 31, 2009. This gain is excluded from FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended March 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$314	$-	$314	$145	$-	$145
Discontinued development write offs	-	-	-	326	-	326
Specialty leasing costs	465	33	498	475	65	540
Other	1,350	103	1,453	1,125	107	1,232
Total Other Operating Expenses	$2,129	$136	$2,265	$2,071	$172	$2,243

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2009		For the Three Months Ended March 31, 2008
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$7,554	$3,926	$8,353	$4,344
Operating expenses	(4,155)	(2,159)	(4,133)	(2,149)
Net operating income	3,399	1,767	4,220	2,195
Depreciation and amortization	(2,930)	(1,499)	(2,089)	(1,086)
Other expenses, net	(9)	(5)	(3)	(2)
Interest expense, net	(1,275)	(616)	(1,731)	(900)
Net (loss) income	(815)	(353)	397	207
Preferred dividend	(8)	(4)	(8)	(4)
Net (loss) income to partnership	$(823)	$(357)	$389	$203

GPLP's share of (loss) income from investment in joint ventures	$(357)		$203

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2009	2008
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net (loss) income available to common shareholders	$(3,555)	$(261)	$1,314	$(3,444)	$1,723	$(668)
Real estate depreciation and amortization	22,526	19,088	19,364	20,677	20,474	79,603
Equity in loss (income) of unconsolidated entities	357	(203)	48	299	565	709
Pro-rata share of joint venture funds from operations	1,149	1,272	1,063	1,230	1,161	4,726
Noncontrolling interest in operating partnership	(281)	-	-	-	-	-
(Gain) loss on sales of assets	(1,482)	-	(1,252)	-	8	(1,244)
FFO	$18,714	$19,896	$20,537	$18,762	$23,931	$83,126

Adjusted Funds from Operations:
FFO	$18,714	$19,896	$20,537	$18,762	$23,931	$83,126
Add back: impairment adjustments	183	-	-	-	-	-
Adjusted Funds from Operations	$18,897	$19,896	$20,537	$18,762	$23,931	$83,126

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,866	40,701	40,790	40,783	40,791	40,762

FFO per diluted share	$0.46	$0.49	$0.50	$0.46	$0.59	$2.04
Add back impairment adjustments	-	-	-	-	-	-
Adjusted FFO per diluted share	$0.46	$0.49	$0.50	$0.46	$0.59	$2.04

	2009	2008
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.3200	$0.3200	$0.3200	$0.3200	$1.2800
FFO payout ratio after add back of impairment losses	21.6%	65.5%	63.6%	69.6%	54.5%	62.8%

	2009	2008
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,063	$1,217	$1,478	$1,321	$1,223	$5,239
Straight-line adjustment as decrease to FFO	$(597)	$(235)	$(215)	$(487)	$(832)	$(1,769)
Fair value of debt amortized as reduction to interest expense	$42	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase (decrease) to base rents	$78	$242	$338	$354	$(96)	$838
Discontinued development write-off's	$-	$326	$-	$-	$47	$373
Impairment adjustments	$(183)	$-	$-	$-	$-	$-

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2009	2008
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net (loss) income available to partnership	$(823)	$389	$(92)	$(574)	$(1,083)	$(1,360)
Real estate depreciation and amortization	2,897	2,056	2,136	2,939	3,319	10,450
FFO	$2,074	$2,445	$2,044	$2,365	$2,236	$9,090

Pro-rata share of joint venture funds from operations	$1,149	$1,272	$1,063	$1,230	$1,161	$4,726

	2009	2008
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to minimum rents	$15	$48	$23	$50	$(13)	$108
Fair value of debt amortized as increase to interest expense	$-	$25	$17	$-	$-	$42
Intangible amortization as an increase to minimum rents	$217	$286	$258	$446	$668	$1,658

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2009	2008
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income attributable to Glimcher Realty Trust	$804	$4,098	$5,673	$916	$6,082	$16,769
Interest expense (continuing and discontinued operations)	19,621	21,701	21,032	21,596	20,879	85,208
Loan fee amortization (continuing and discontinued operations)	655	469	493	499	615	2,076
Taxes (continuing and discontinued operations)	370	226	322	273	204	1,025
Depreciation and amortization (continuing and discontinued operations)	23,058	19,554	19,898	21,215	21,029	81,696
EBITDA	44,508	46,048	47,418	44,499	48,809	186,774
Noncontrolling interest in operating partnership	(281)	-	-	-	-	-
(Gain) loss on sales of assets, properties held for sale and impairment charges	(1,299)	-	(1,252)	-	8	(1,244)
Adjusted EBITDA	$42,928	$46,048	$46,166	$44,499	$48,817	$185,530

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.3%	5.3%	5.7%	5.5%	6.0%	5.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	91.4%	90.8%	91.4%	90.7%	90.7%	90.9%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	90.7%	89.4%	86.8%	87.3%	89.0%	88.1%

Earnings per Share:
Weighted average common shares outstanding - basic	37,637	37,580	37,598	37,608	37,618	37,601
Weighted average common shares outstanding - diluted	40,623	40,701	40,790	37,608	40,791	40,762

(Loss) earnings per share - basic	$(0.09)	$(0.01)	$0.03	$(0.09)	$0.05	$(0.02)

(Loss) earnings per share - diluted	$(0.09)	$(0.01)	$0.03	$(0.09)	$0.04	$(0.02)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2009	2008
	Mar. 31	Dec. 31
Assets:
Land	$246,333	$245,806
Buildings, improvements and equipment	1,762,355	1,768,589
Developments in progress	101,415	103,809
	2,110,103	2,118,204
Less accumulated depreciation	571,520	565,894
Property and equipment, net	1,538,583	1,552,310

Deferred leasing costs, net	18,923	19,479
Investment in and advances to unconsolidated real estate entities	125,746	124,470
Real estate assets held-for-sale	45,423	64,774
Investment in real estate, net	1,728,675	1,761,033

Cash and cash equivalents	13,503	17,734
Non-real estate assets associated with discontinued operations	1,265	1,989
Restricted cash	12,218	14,209
Tenant accounts receivable, net	34,529	36,913
Deferred expenses, net	8,212	8,272
Prepaid and other assets	36,821	36,163
Total Assets	$1,835,223	$1,876,313

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,206,983	$1,225,627
Mortgage notes payable associated with discontinued operations	42,229	72,229
Notes payable	392,054	362,097
Other liabilities associated with discontinued operations	1,252	1,937
Accounts payable and accrued expenses	61,033	66,457
Distributions payable	8,461	17,414
Total Liabilities	1,712,012	1,745,761

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000
Series G cumulative preferred stock	150,000	150,000
Common shares of beneficial interest	380	378
Additional paid-in capital	564,337	564,098
Distributions in excess of accumulated earnings	(644,504)	(637,148)
Other comprehensive loss	(6,476)	(6,776)
Total Glimcher Realty Trust Shareholders' Equity	123,737	130,552
Noncontrolling Interest	(526)	-
Total equity	123,211	130,552
Total Liabilities and Shareholders' Equity	$1,835,223	$1,876,313

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2009	2008
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$1.40	$11.96	$11.18	$10.44	$2.81	$2.81

Market Capitalization Ratio:
Common shares outstanding	38,009	37,784	37,790	37,797	37,809	37,809
Operating partnership units outstanding	2,986	2,988	2,988	2,988	2,986	2,986
Total common shares and units outstanding at end of period	40,995	40,772	40,778	40,785	40,795	40,795

Valuation - Common shares and operating partnership units outstanding	$57,393	$487,633	$455,898	$425,795	$114,634	$114,634
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,641,266	1,577,173	1,574,116	1,626,777	1,659,953	1,659,953
Total market capitalization	$1,908,659	$2,274,806	$2,240,014	$2,262,572	$1,984,587	$1,984,587

Debt / Market capitalization	86.0%	69.3%	70.3%	71.9%	83.6%	83.6%
Debt / Market capitalization including pro-rata share of joint ventures	86.6%	70.2%	71.3%	72.7%	84.2%	84.2%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.1	2.2	2.1	2.3	2.2
(Adjusted EBITDA from page 7 / interest expense)
Debt service coverage ratio	1.8	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense + scheduled principal payments)

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Mar. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2009	2008	2009	2008	Terms	Terms	at Maturity	Maturity
Charlotte Eastland Mall, LLC (r)	$42,229	$42,229	8.50%	8.50%		(b)	$42,229	(g)
Johnson City Venture, LLC	37,683	37,827	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	39,265	39,423	8.20%	8.20%	(l)	(a)	$38,543	(h)
Catalina Partners, LP	42,250	42,250	4.72%	4.72%	(m)	(b)	$42,250	April 23, 2011
Glimcher Northtown Venture, LLC	40,000	40,000	6.02%	6.02%	(n)	(b)	$40,000	October 21, 2011
Morgantown Mall Associates, LP	39,801	39,951	6.52%	6.52%	(o)	(a)	$38,028	October 13, 2011
Glimcher Ashland Venture, LLC	23,544	23,701	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	53,741	54,015	8.27%	8.27%	(l)	(a)	$49,864	(i)
Glimcher WestShore, LLC	91,462	91,921	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	136,456	137,144	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	128,158	128,779	5.42%	5.42%	(l)	(a)	$116,922	(j)
JG Elizabeth, LLC	152,501	153,260	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	105,193	105,686	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher Supermall Venture, LLC	57,408	57,675	7.54%	7.54%	(l)	(a)	$49,969	(k)
Glimcher Merritt Square, LLC	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	49,886	50,000	5.65%	5.65%		(d)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	42,868	43,000	5.87%	5.87%		(e)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(f)	$19,000	November 1, 2028
	1,218,445	1,222,861
Variable Rate/Bridge
Polaris Lifestyle Center, LLC	7,000	-	4.75%		(p)	(b)	$7,000	February 1, 2012
Grand Central, LP	24,948	-	5.50%		(q)	(a)	$23,533	February 1, 2012
	31,948	-
Other
Fair Value Adjustment - Polaris Center, LLC	500	607
Fair Value Adjustment - Glimcher Merritt Square, LLC	(1,681)	(1,747)
Extinguished Debt	-	76,135		(s)

Total Mortgage Notes Payable	$1,249,212	$1,297,856

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan required monthly payments of interest only until February 2009, thereafter principal and interest are required.
(e)	The loan required monthly payments of interest only until December 2008, thereafter principal and interest are required.
(f)	The loan requires semi-annual payments of interest.
(g)	The Company entered into a loan modification agreement that extended the optional prepayment date to September 11, 2009. Per the agreement, if the property is not sold prior to September 11, 2009, the property will be conveyed to the lender, without penalty, and the Company will be released of all obligations under the loan agreement.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate escalates after optional prepayment date.
(m)	Interest rate of LIBOR plus 165 basis points fixed through a swap agreement at a rate of 4.72% at March 31, 2009.
(n)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at March 31, 2009.
(o)	Interest rate of LIBOR plus 350 basis points fixed through a swap agreement at a rate of 6.52% at March 31, 2009.
(p)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75%.
(q)	Interest rate is the greater of LIBOR plus 350 basis points or 5.50%.
(r)	Mortgage notes payable associated with properties held-for-sale.
(s)	Interest rates ranging from 4.30% to 7.18% at December 31, 2008.

CONSOLIDATED DEBT MATURITIES SCHEDULE
(dollars in thousands)

	Extension	Balance
Description	Option (d)	3/31/2009	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
Charlotte Eastland Mall, LLC		$42,229	$42,229	-	-	-	-	-	-	-	-
Johnson City Venture, LLC		37,683	405	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC		39,265	447	38,818	-	-	-	-	-	-	-
Catalina Partners, LP (a)		42,250	-	-	$42,250	-	-	-	-	-	-
Glimcher Northtown Venture, LLC (a)	October 21, 2012	40,000	-	-	40,000	-	-	-	-	-	-
Morgantown Mall Associates, LP (a)	October 13, 2013	39,801	465	660	38,676	-	-	-	-	-	-
Glimcher Ashland Venture, LLC		23,544	463	668	22,413	-	-	-	-	-	-
Dayton Mall Venture, LLC		53,741	793	1,159	1,260	$50,529	-	-	-	-	-
Glimcher WestShore, LLC		91,462	1,348	1,902	2,003	86,209	-	-	-	-	-
PFP Columbus, LLC		136,456	2,020	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC		128,158	1,818	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC		152,501	2,228	3,135	3,292	3,437	3,629	$136,780	-	-	-
MFC Beavercreek, LLC		105,193	1,440	2,043	2,159	2,265	2,409	94,877	-	-	-
Glimcher SuperMall Venture, LLC		57,408	771	1,119	1,208	1,292	1,406	1,517	$50,095	-	-
Glimcher Merritt Square, LLC		57,000	-	185	756	790	843	889	53,537	-	-
RVM Glimcher, LLC		49,886	452	649	686	719	768	815	863	$44,934	-
WTM Glimcher LLC		60,000	-	-	-	-	-	-	-	60,000	-
EM Columbus II LLC		42,868	373	537	570	597	641	680	722	38,748	-
Tax Exempt Bonds		19,000	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Notes Payable (b)		1,218,445	55,252	93,585	161,006	151,849	253,296	235,558	105,217	143,682	19,000

Credit Facility (c)	December 13, 2010	392,054	392,054	-	-	-	-	-	-	-	-
Polaris Lifestyle Center, LLC	August 1, 2013	7,000	-	-	-	7,000	-	-	-	-	-
Grand Central, LP	February 1, 2014	24,948	350	497	525	23,576	-	-	-	-	-
Total Variable Rate Notes Payable		424,002	392,404	497	525	30,576	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC		500	321	179	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Glimcher Merritt Square, LLC		(1,681)	(198)	(264)	(264)	(264)	(264)	(264)	(163)	-	-

Total Debt		$1,641,266	$447,779	$93,997	$161,267	$182,161	$253,032	$235,294	$105,054	$143,682	$19,000

(a) Interest rates are fixed through various interest rate swap agreements.
(b) Weighted average interest rate for the fixed rate debt was 6.02% as of March 31, 2009 with a weighted average maturity of 4.5 years.
(c) $140 million of this balance has been fixed through various interest rate swap agreements.
(d) Loan may be extended to date indicated subject to certain conditions.

JOINT VENTURE DEBT AND DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Extension	Balance
Description	3/31/2009	Terms	Maturity	Options (e)	3/31/2009	2009	2010	2011

Fixed Rate Mortgages
Puente Hills Mall, LLC	5.61%	(a)	June 1, 2010	June 1, 2012	$45,000	$-	$45,000	$-
Kierland Crossing, LLC	5.44%	(b)	May 29, 2011	May 29, 2013	82,771	-	-	82,771
Total Fixed Rate Mortgages					127,771	-	45,000	82,771

Variable Rate Mortgages
Tulsa Promenade , LLC	6.02%	(c)	March 14, 2009		35,000	35,000	-	-
Surprise Peripheral Venture, LLC	2.27%	(d)	October 1, 2009	October 1, 2010	4,603	4,603	-	-
Total Variable Rate Mortgages					39,603	39,603	-	-

Total Joint Venture Mortgages					$167,374	$39,603	$45,000	$82,771

Joint Venture Debt (Pro Rata Share)					$85,287	$20,501	$23,400	$41,386

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) As of March 31, 2009, the loan had not been repaid by the borrower and is therefore accruing interest at the Default Rate of Interest, which is LIBOR plus 550 basis points.
(d) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Core Malls (2)
Mall Anchors	93.1%	94.0%	98.6%	97.3%	97.8%
Mall Stores	91.2%	94.4%	93.1%	92.3%	92.7%
Total Consolidated Mall Portfolio	92.4%	94.1%	96.6%	95.5%	95.9%

Mall Portfolio - including Joint Ventures (3)
Mall Anchors	93.3%	93.8%	98.2%	97.4%	97.8%
Mall Stores	91.2%	93.8%	92.6%	91.9%	92.4%
Total Mall Portfolio	92.5%	93.8%	96.2%	95.4%	95.8%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Excludes the Company's held-for-sale malls and joint venture malls.
(3) Excludes the Company's held-for-sale malls.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (excludes held-for-sale and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2009:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	-	-	-	$-	$-	$-	$6.54
Mall Stores	31,956	131,520	163,476	$81.38	$26.87	$38.72	$26.75

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2009, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended March 31, 2009
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	0%
Mall Stores	24,555	70,971	95,526	$77.94	$73.99	$29.22	$30.59	$41.74	$41.74	0%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED HELD FOR INVESTMENT
as of March 31, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) March 2009	Avg. Mall Store Sales PSF (1) March 2008	Mall Store Occupancy 3/31/2009	Mall Store Occupancy 03/31/2008	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,303,616
Lloyd Center	Portland, OR	23	1,423,202
Mall at Fairfield Commons	Dayton, OH	59	1,138,890
Mall at Johnson City	Johnson City, TN	>100	548,760
Polaris Fashion Place	Columbus, OH	32	1,532,390
Weberstown Mall	Stockton, CA	76	858,378
WestShore Plaza	Tampa, FL	19	1,059,112
			7,864,348	$430	$437	94.0%	95.7%	61%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) March 2009	Avg. Mall Store Sales PSF (1) March 2008	Mall Store Occupancy 3/31/2009	Mall Store Occupancy 03/31/2008	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	413,610
Colonial Park Mall	Harrisburg, PA	94	743,742
Dayton Mall	Dayton, OH	59	1,416,890
Eastland Mall (OH)	Columbus, OH	32	1,015,892
Grand Central Mall	Parkersburg, WV	>100	845,941
Indian Mound Mall	Columbus, OH	32	557,716
Merritt Square Mall	Merritt Island, FL	27	819,866
Morgantown Mall	Morgantown, WV	>100	557,954
New Towne Mall	New Philadelphia, OH	>100	513,674
Northtown Mall	Minneapolis, MN	16	719,815
River Valley Mall	Columbus, OH	32	569,403
Supermall of the Great NW	Seattle, WA	15	942,731
			9,117,234	$286	$301	88.6%	90.0%	39%

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT			16,981,582	$355	$370	91.2%	92.7%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended March 31, 2009.

CORE SAME MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING JOINT VENTURES
as of March 31, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) March 2009	Avg. Mall Store Sales PSF (1) March 2008	Mall Store Occupancy 3/31/2009	Mall Store Occupancy 3/31/2008

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT (from page 15)			16,981,582	$355	$370	91.2%	92.7%

Joint Ventures (2)

Puente Hills Mall	Los Angeles, CA	2	1,180,309
Tulsa Promenade	Tulsa, OK	53	926,606

TOTAL JOINT VENTURES			2,106,915	$270	$281	91.2%	89.3%

TOTAL MALLS INCLUDING JOINT VENTURES (3)			19,088,497	$347	$362	91.2%	92.4%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Company has a 52% ownership interest in these properties.
(3) Excludes Company's held-for-sale malls.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2009

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Old Navy	26	393,293	$6,510,474	3.3%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,090,051	2.6%
Signet Jewelers LTD	Andrew's Jewelers, JB Robinson, Jared Jewelers, Kay Jewelers, others	37	67,810	4,344,662	2.2%
AMC Theater		2	148,344	4,189,000	2.1%
Foot Locker, Inc.	Champs Sports, Footlocker, Foot Action USA	44	171,103	4,054,650	2.0%
Bon Ton	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.8%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Bain Capital	Cohoes Fashion, Burlington Coat	5	390,950	3,235,572	1.6%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	21	2,500,330	2,934,797	1.5%
American Eagle Outfitters		17	97,656	2,596,198	1.3%
Zale Corp.	Piercing Pagoda, Zales Jewelers, Silver & Gold	31	29,604	2,562,600	1.3%
Luxottica Group	Lenscrafters, Sunglass Hut, Watch Station	34	80,164	2,554,729	1.3%
Genesco Inc.	Hat World, Lids, Johnston & Murphy, Journeys, Shi, Underground Station	42	62,539	2,520,342	1.3%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
Finish Line, Inc.	Finish Line, Man Alive	20	108,365	2,359,562	1.2%
Forever 21, Inc		6	97,630	2,118,381	1.1%
Abercrombie & Fitch, Inc	Abercrombie & Fitch, Hollister	18	117,076	2,044,638	1.0%
Belk	Belk, Belk for Her, Belk Home, Clinique	7	416,281	1,997,052	1.0%

Total tenants representing > 1.0%		384	8,113,365	$58,367,867	29.5%

Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2009

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,090,051	2.7%
Signet Jewelers LTD	36	62,030	$4,258,422	2.2%
Foot Locker, Inc.	44	171,103	$4,054,650	2.1%
Gap, Inc.	20	227,820	$4,012,926	2.1%
American Eagle Outfitters	17	97,656	$2,596,198	1.4%
Zale Corp.	31	29,604	$2,562,600	1.3%
Luxottica Group	34	80,164	$2,554,729	1.3%
Genesco, Inc.	42	62,539	$2,520,342	1.3%
Finish Line, Inc.	20	108,365	$2,359,562	1.2%
Abercrombie & Fitch, Inc.	18	117,076	$2,044,638	1.1%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,790,127	12.1%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.6%
Macy's, Inc.	9	1,693,944	$255,000	8.9%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.9%
Dillard's	3	522,967	$-	2.7%
Belks	6	416,131	$1,956,852	2.2%
Bain Capital	5	390,950	$3,235,572	2.0%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's	1	182,609	$-	1.0%
Nordstrom	2	175,025	$387,215	0.9%

Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

LEASE EXPIRATION SCHEDULE
As of March 31, 2009

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2009	349	49,245	833,965	883,210	4.8%	$712,140	$16,685,904	$17,398,044	$14.46	$23.58	8.7%
2010	384	1,079,703	1,011,438	2,091,141	11.4%	8,022,986	22,014,046	30,037,032	$7.65	$26.29	15.1%
2011	366	1,592,313	838,525	2,430,838	13.2%	5,929,568	24,831,287	30,760,855	$4.51	$30.31	15.4%
2012	245	871,990	686,474	1,558,464	8.5%	3,198,084	18,669,350	21,867,434	$4.64	$30.04	11.0%
2013	167	850,197	534,157	1,384,354	7.5%	2,466,077	12,848,689	15,314,766	$2.90	$27.06	7.7%
Thereafter	723	7,421,245	2,578,126	9,999,371	54.6%	27,410,571	56,651,065	84,061,636	$8.46	$25.64	42.1%
	2,234	11,864,693	6,482,685	18,347,378	100.0%	$47,739,426	$151,700,341	$199,439,767	$6.64	$26.76	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2009			Three months ended March 31, 2008

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2009	Share	Total	2008	Share	Total

New developments	$228	$11,478	$11,706	$88	$8,014	$8,102

Redevelopment projects	$8,381	$7	$8,388	$10,993	$74	$11,067

Renovation with no incremental GLA	$25	$2	$27	$15	$29	$44

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$40	$491	$531	$686	$-	$686
Non-anchor stores	2,055	2	2,057	1,913	256	2,169
Operational capital expenditures	671	14	685	923	-	923
Total Property Capital Expenditures	$2,766	$507	$3,273	$3,522	$256	$3,778

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 3/31/2009 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$59,100	Phase 1 Q1-2009 through Q4-2009	8%
Scottsdale, Arizona	620,000 square feet lifestyle center

Total Development		$250,000		$125,000	$59,100

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.